Exhibit 10.4

PREPARED BY AND UPON
RECORDATION RETURN TO:
Thacher Proffitt & Wood LLP
Two World Financial Center
New York, New York 10281
Attn: Donald F. Simone, Esq.

INSTRUCTIONS TO RECORDER:  INDEX THIS DOCUMENT AS A DEED OF TRUST, AN ASSIGNMENT OF LEASES AND RENTS, A SECURITY AGREEMENT AND A FIXTURE FILING

BEHRINGER HARVARD SANTA CLARA LP, as grantor
(Borrower)

To

FIRST AMERICAN TITLE INSURANCE COMPANY,
as trustee
(Trustee)

for the benefit of

CITIGROUP GLOBAL MARKETS REALTY CORP., as beneficiary
(Lender)

DEED OF TRUST, ASSIGNMENT OF LEASES AND

RENTS, SECURITY AGREEMENT AND FIXTURE

FILING

Dated:	As of June 8, 2007

Location:	700 and 750-800 Central Expressway
Santa Clara, California 95050
File No.:	20655-00026

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Security Instrument”), is made as of June 8, 2007, by BEHRINGER HARVARD SANTA CLARA LP, a Delaware limited partnership, having its principal place of business at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, as grantor (“Borrower”) to FIRST AMERICAN TITLE INSURANCE COMPANY, having an address at 1737 North First Street, Suite 500 San Jose, Calif. 95112, as trustee (“Trustee”), for the benefit of CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, Floor 11, New York, New York 10013, as beneficiary (together with its successors and assigns, hereinafter referred to as “Lender”).

Borrower and Lender have entered into a Loan Agreement, dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the “Loan Agreement”) pursuant to which Lender is making a secured loan to Borrower in the maximum principal amount of up to FIFTY NINE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($59,500,000.00) or so much thereof as may be advanced from time to time (the “Loan”).  Capitalized terms used herein without definition are used as defined in the Loan Agreement.  The Loan is evidenced by a Promissory Note, dated the date hereof, made by Borrower to Lender in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Note”).

Borrower is the owner of the fee simple title to certain parcels of real property (the “Premises”) described in Exhibit A attached hereto, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (the “Improvements”).

To secure the payment of the Note and all sums which may or shall become due thereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Note, this Security Instrument, the Loan Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the “Loan Documents” which Loan Documents are incorporated herein by reference for all purposes), including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Borrower for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the “Bankruptcy Code”), and (ii) the costs and expenses of enforcing any provision of any Loan Document (all such sums being hereinafter collectively referred to as the “Debt”), Borrower has given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned and hypothecated and by these presents does hereby give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Trustee in trust for the benefit of Lender, WITH POWER OF SALE, the Premises and the Improvements and the following:

 (i)                                  all of Borrower’s interest as owner in fee simple of the Premises; and

(ii)                                  any and all after-acquired right, title and interest of Borrower, its successors and assigns in and to any other portion of the Premises or the Improvements.

TOGETHER WITH:  all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the “Property”):

(a)                                  all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements; and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements; and every part and parcel thereof, with the appurtenances thereto;

(b)                                 all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory, materials, supplies and other articles of personal property and accessions thereof, renewals and replacements thereof and substitutions therefor, and other property of every kind and nature, tangible or intangible, owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the “Equipment”), including any leases of, deposits in connection with, and proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment that may be subject to any “security interest” as defined in the Uniform Commercial Code, as in effect in the State where the Property is located (the “UCC”), superior in lien to the lien of this Security Instrument;

(c)                                  all awards or payments, including interest thereon, that may heretofore or hereafter be made with respect to the Premises or the Improvements, whether from the exercise of the right of eminent domain or condemnation (including any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Premises or Improvements;

(d)                                 all leases and other agreements or arrangements heretofore or hereafter entered into providing for the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises or the Improvements, including any extensions, renewals, modifications or amendments thereof (hereinafter collectively referred to as the “Leases”) and all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees (other than fees paid under the Management Agreement and salaries paid to employees) from any and all sources arising from or attributable to the Premises and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Premises or the Improvements, or rendering of services by Borrower or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance (hereinafter collectively referred to as the “Rents”), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(e)                                  all proceeds of and any unearned premiums on any insurance policies covering the Property (in the case of a blanket policy of insurance, to the extent allocable to the Property), including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(f)                                    the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(g)                                 all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the UCC, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Property) and causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the “Intangibles”); and

(h)                                 all proceeds, products, offspring, rents and profits from any of the foregoing, including those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

Without limiting the generality of any of the foregoing, in the event that a case under the Bankruptcy Code is commenced by or against Borrower, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Security Instrument shall automatically extend to all Rents acquired by the Borrower after the commencement of the case and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

TO HAVE AND TO HOLD the Property unto and to the use and benefit of Lender and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

AND Borrower represents and warrants to and covenants and agrees with Lender as follows:

PART I - GENERAL PROVISIONS

1.                                       Payment of Debt and Incorporation of Covenants Conditions and Agreements.  Borrower shall pay the Debt at the time and in the manner provided in the Loan Documents.  All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.  Without limiting the generality of the foregoing, Borrower (i) agrees to insure, repair, maintain and restore damage to the Property, escrow and pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Proceeds of Insurance and Awards for Condemnation shall be settled, held and applied in accordance with the Loan Agreement.

2.                                       Leases and Rents.

(a)                                  Borrower does hereby absolutely and unconditionally assign to Lender all of Borrower’s right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Such assignment shall not be construed to bind Lender to the performance of any of the covenants or provisions contained in any Lease or otherwise impose any obligation upon Lender.  Nevertheless, subject to the terms of this paragraph, Lender grants to Borrower a revocable license to operate and manage the Property and to collect the Rents subject to the requirements of the Loan Agreement (including the deposit of Rents into the Clearing Account).  Upon an Event of Default, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents in the Clearing Account, the Deposit Account (including all Subaccounts thereof) and all Rents collected thereafter (including Rents past due and unpaid), whether or not Lender enters upon or takes control of the Property.  Borrower hereby grants and assigns to Lender the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents.  Unless prohibited by applicable law, any Rents collected after the revocation of such license may be applied toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

(b)                                 Borrower shall not enter into, modify, amend, cancel, terminate or renew any Lease except as provided in Section 5.10 of the Loan Agreement.

3.                                       Use of Property.  Except as provided in the Loan Agreement, (a) Borrower shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property; (b) if under applicable zoning provisions the use of the Property is or shall become a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Lender; and (c) Borrower shall not (i) change the use of the Property, or (ii) permit or suffer to occur any waste on or to the Property.

4.                                       Transfer or Encumbrance of the Property.

(a)                                  Borrower acknowledges that (i) Lender has examined and relied on the creditworthiness and experience of the principals of Borrower in owning and operating properties such as the Property in agreeing to make the Loan, (ii) Lender will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for the Debt, and (iii) Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Property.  Borrower shall not sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Property or any part thereof, or suffer or permit any Transfer to occur, other than a Permitted Transfer or as otherwise expressly permitted under the Loan Documents.

(b)                                 Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Transfer in violation of this Paragraph 4.  This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property (and every other Transfer) regardless of whether voluntary or not.  Any Transfer made in contravention of this Paragraph 4 shall be null and void and of no force and effect, to the fullest extent permitted by law.  Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including reasonable attorneys’ fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any Permitted Transfer.

5.                                       Changes in Laws Regarding Taxation.  If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any.  If Lender is advised by its counsel that the payment of such tax or interest and penalties by Borrower would be unlawful, taxable to Lender or unenforceable, or would provide the basis for a defense of usury, then Lender shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

6.                                       No Credits on Account of the Debt.  Borrower shall not claim or demand or be entitled to any credit on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, and no deduction shall otherwise be made or claimed from the assessed value of the Property for real estate tax purposes by reason of this Security Instrument or the Debt.  If such claim, credit or deduction shall be required by law, Lender shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

7.                                       Further Acts, Etc.  Borrower shall, at its sole cost, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument, or for filing, registering or recording this Security Instrument or for facilitating the sale and transfer of the Loan and the Loan Documents in connection with a Secondary Market Transaction as described in Section 9.1 of the Loan Agreement.  Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower shall, at its sole cost, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property.  Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including such rights and remedies available to Lender pursuant to this paragraph.  Notwithstanding anything to the contrary in the immediately preceding sentence, Lender shall not execute any document as attorney-in-fact of Borrower unless (x)  Borrower shall have failed or refused to execute the same within five (5) Business Days after Lender’s request therefor, or (y) in Lender’s good faith determination it would be materially prejudiced by the delay involved in making such a request.  Lender shall give prompt notice to Borrower of any exercise of the power of attorney as provided for in this Paragraph 7, along with copies of all documents executed in connection therewith.

8.                                       Recording of Security Instrument, Etc.  Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, shall cause this Security Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property.  Borrower shall pay all filing, registration or recording fees, all expenses incident to the preparation, execution and acknowledgment of and all federal, state, county and municipal, taxes, duties, imposts, documentary stamps, assessments and charges arising out of or in connection with the execution and delivery of, this Security Instrument, any Security Instrument supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do.  Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making or recording of this Security Instrument.

9.                                       Right to Cure Defaults.  Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Lender may deem necessary to protect the security hereof.  Lender is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by this Security Instrument and the other Loan Documents and shall be due and payable to Lender upon demand.

10.                                 Remedies.

(a)                                  Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, by Lender itself or otherwise, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(i)                                     declare the entire Debt to be immediately due and payable;

(ii)                                  give such notice of default and of election to cause the Trust Property to be sold as may be required by law or as may be necessary to cause Beneficiary to exercise the power of sale granted herein; Beneficiary shall then record and give such notice of Beneficiary’s sale as then required by law and, after the expiration of such time as may be required by law, may sell the Trust Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Trustor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law.  Beneficiary, from time to time, may postpone or continue the sale of all or any portion of the Trust Property by public declaration at the time and place last appointed for the sale and no other notice of the postponed sale shall be required unless provided by applicable law.  Upon any sale, Beneficiary shall deliver its deed conveying the property sold, without any covenant or warranty, expressed or implied, to the purchaser or purchasers at the sale.  The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof;

(iii)                               institute a proceeding or proceedings, judicial or nonjudicial, to the extent permitted by law, by advertisement, by action or otherwise, for the complete foreclosure of this Security Instrument, in which case the Property may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(iv)                              with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien of this Security Instrument for the balance of the Debt not then due;

(v)                                 sell for cash or upon credit the Property and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(vi)                              institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;

(vii)                           recover judgment on the Note either before, during or after any proceeding for the enforcement of this Security Instrument;

(viii)                        apply for the ex-parte appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Borrower or of any person, firm or other entity liable for the payment of the Debt;

(ix)                                enforce Lender’s interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and employees therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and (E) unless prohibited by applicable law, apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys’ fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender, and its counsel, agents and employees;

(x)                                   require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Borrower, and require Borrower to vacate and surrender possession of the Property to Lender or to such receiver, and, in default thereof, evict Borrower by summary proceedings or otherwise; or

(xi)                                pursue such other rights and remedies as may be available at law or in equity or under the UCC, including the right to receive and/or establish a lock box for all Rents and proceeds from the Intangibles and any other receivables or rights to payments of Borrower relating to the Property.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien on the remaining portion of the Property.

(b)                                 The proceeds of any sale made under or by virtue of this Paragraph 10, together with any other sums which then may be held by Lender under this Security Instrument, whether under the provisions of this paragraph or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportion as Lender in its sole discretion shall deem proper.

(c)                                  To the extent permitted by law, Lender may adjourn from time to time any sale by it to be made under or by virtue of this Security Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable law, Lender, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

(d)                                 Upon the completion of any sale or sales pursuant hereto, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold.  Beneficiary is hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Trust Property and rights so sold and for that purpose Beneficiary may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof.  Any sale or sales made under or by virtue of this Paragraph 10, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Borrower, subject only to such redemption rights as are required by law.

(e)                                  To the extent permitted by law, upon any sale made under or by virtue of this Paragraph 10, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Security Instrument or any other Loan Document.

(f)                                    No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Security Instrument upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

(g)                                 To the extent permitted by law, Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Paragraph 10 at any time before the conclusion thereof, as determined in Lender’s sole discretion and without prejudice to Lender.

(h)                                 Lender may resort to any remedies and the security given by this Security Instrument or in any other Loan Document in whole or in part, and in such portions and in such order as determined by Lender’s sole discretion.  No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by any Loan Document.  The failure of Lender to exercise any right, remedy or option provided in any Loan Document shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by any Loan Document.  No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default, or Borrower’s liability to pay such obligation.  No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Property or the liability of Borrower to pay the Debt.  No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated.  All costs and expenses of Lender in exercising its rights and remedies under this Paragraph 10 (including reasonable attorneys’ fees and disbursements to the extent permitted by law), shall be paid by Borrower immediately upon notice from Lender, with interest at the Default Rate for the period after notice from Lender, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Security Instrument.

(i)                                     The interests and rights of Lender under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

11.                                 Right of Entry.  In addition to any other rights or remedies granted under this Security Instrument, Lender and its agents shall have the right to enter and inspect the Property at any reasonable time during the term of this Security Instrument.  The cost of such inspections or audits shall be borne by Borrower should Lender determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Lender.  The cost of such inspections, if not paid for by Borrower following demand, may be added to the principal balance of the sums due under the Note and this Security Instrument and shall bear interest thereafter until paid at the Default Rate.

12.                                 Security Agreement.

(a)                                  This Security Instrument is both a real property deed of trust and a “security agreement” within the meaning of the UCC.  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property.  Borrower by executing and delivering this Security Instrument has granted and hereby grants to Lender, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the UCC (such portion of the Property so subject to the UCC being called in this paragraph the “Collateral”).  This Security Instrument shall also constitute a “fixture filing” for the purposes of the UCC and is to be filed for record in the real estate records where any part of the Property (including said fixtures) is situated.  As such, this Security Instrument covers all items of the Collateral that are or are to become fixtures.  Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Security Instrument.  If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral.  Upon request or demand of Lender, Borrower shall at its expense assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender.  Borrower shall pay to Lender on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral.  Any notice of sale, disposition or other intended action by Lender with respect to the Collateral, sent to

Borrower in accordance with the provisions hereof at least ten days prior to such action, shall constitute commercially reasonable notice to Borrower.  The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.  In the event of any change in name, identity or structure of Borrower, Borrower shall notify Lender thereof and promptly after request shall execute, file and record such UCC forms as are necessary to maintain the priority of Lender’s lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof.  If Lender shall require the filing or recording of additional UCC forms or continuation statements, Borrower shall, promptly after request, execute, file and record such UCC forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Borrower’s obligations under the Loan Documents.  Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, in connection with the Collateral covered by this Security Instrument.

13.                                 Actions and Proceedings.  Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its sole discretion, decides should be brought to protect its or their interest in the Property.  Lender shall, at its option, be subrogated to the lien of any mortgage, deed of trust or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

14.                                 Marshalling and Other Matters.  Borrower hereby waives, to the extent permitted by law, the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein.  Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.  The lien of this Security Instrument shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Lender and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by (i) any acceptance by Lender of any other security for any portion of the Debt, (ii) any failure, neglect or omission on the part of Lender to realize upon or protect any portion of the Debt or any collateral security therefor or (iii) any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor; and Lender may foreclose, or exercise any other remedy available to Lender under other Loan Documents without first exercising or enforcing any of its remedies under this Security Instrument, and any exercise of the rights and remedies of Lender hereunder shall not in any manner impair the Debt or the liens of any other Loan Document or any of Lender’s rights and remedies thereunder.

15.                                 Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be sent, and shall be deemed effective, as provided in the Loan Agreement.

16.                                 Inapplicable Provisions.  If any term, covenant or condition of this Security Instrument is held to be invalid, illegal or unenforceable in any respect, this Security Instrument shall be construed without such provision.

17.                                 Headings.  The paragraph headings in this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

18.                                 Duplicate Originals.  This Security Instrument may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

19.                                 Definitions.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form; and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of a fee interest in the Property or any part thereof, or any subsequent owner or owners of a leasehold interest under each Ground Lease, the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the words “Property” shall include any portion of the Property and any interest therein, the word “including” means “including but not limited to” and the words “attorneys’ fees” shall include any and all attorneys’ fees, paralegal and law clerk fees, including fees at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property and Collateral and enforcing its rights hereunder.

20.                                 Homestead.  Borrower hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Debt, or any part thereof.

21.                                 Assignments.  Lender shall have the right to assign or transfer its rights under this Security Instrument in connection with any transfer of its interest in the Loan, or any portion thereof, in accordance with the Loan Agreement.  Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Security Instrument.

22.                                 Waiver of Jury Trial.  BORROWER AND BY ITS FUNDING OF THE LOAN, LENDER, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SECURITY INSTRUMENT OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  EITHER PARTY HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

23.                                 Consents.  Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender’s consent or approval in any like matter arising at a subsequent date, and the failure of Lender to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Lender be estopped from exercising such right, power, remedy, consent or approval at a later date.  Any consent or approval requested of and granted by Lender pursuant hereto shall be narrowly construed to be applicable only to Borrower and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Lender a venturer or partner with Borrower nor shall privity of contract be presumed to have been established with any such third party.  If Lender deems it to be in its best interest to retain assistance of persons, firms or corporations (including attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Borrower shall reimburse Lender for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

24.                                 Employee Benefit Plan.  During the term of this Security Instrument, unless Lender shall have previously consented in writing, (i) Borrower shall take no action that would cause it to become an “employee benefit plan” as defined in 29 C.F.R. Section 2510.3-101, or “assets of a governmental plan” subject to regulation under the state statutes, and (ii) Borrower shall not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Lender its written assumption of the obligations of this covenant.  Borrower shall protect, defend, indemnify and hold Lender harmless from and against all loss, cost, damage and expense (including all attorneys’ fees, excise taxes and costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Lender may incur as a result of Borrower’s breach of this covenant.  This covenant and indemnity shall survive the extinguishment of the lien of this Security Instrument by foreclosure or action in lieu thereof; furthermore, the foregoing indemnity shall supersede any limitations on Borrower’s liability under any of the Loan Documents.

25.                                 Loan Repayment and Defeasance.  The lien of this Security Instrument shall be terminated, released and reconveyed of record by Lender prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

26.                                 Governing Law.  This Security Instrument shall be governed by, and be construed in accordance with, the laws of the state in which the Property is located without regard to conflict of law provisions thereof.

27.                                 Exculpation.  The liability of Borrower hereunder is limited pursuant to Section 10.1 of the Loan Agreement.

28.                                 Counterparts.  This Security Instrument may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

29.                                 Joint and Several.  Each Person constituting Borrower hereunder shall have joint and several liability for the obligations of Borrower hereunder except as otherwise provided in the Loan Documents.

30.                                 Trustee; Successor Trustee.  Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except if the result of Trustee’s gross negligence or willful misconduct.  Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Trust Property for debts contracted or liability or damages or damages incurred in the management or operation of the Trust Property.  Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder or believed by him to be genuine.  Trustee shall be entitled to reimbursement for actual expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered.  Trustor will, from time to time, reimburse Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and reasonable expense whatsoever incurred by him in the performance of his duties.  All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by him hereunder.  Trustee may resign by giving of notice of such resignation in writing to Beneficiary.  If Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to exercise the same when requested by Beneficiary or if for any or no reason and without cause Beneficiary shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Beneficiary shall, without any formality or notice to Trustor or any other person, have full power to appoint a substitute trustee and, if Beneficiary so elects, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee.  Each appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Security Instrument, and the description of the real property herein described, which instrument, executed and acknowledged by Beneficiary, shall (i) be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, (ii) duly assign and transfer all the estates, properties, rights, powers and trusts of Trustee so ceasing to act and (iii) be notice of such proper substitution and appointment to all parties in interest.  In addition, such Trustee ceasing to act shall duly assign, transfer, and deliver any of the property and monies held by Trustee to the successor Trustee so appointed in its or his place.  The Trustee may act in the execution of this trust and may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including without limitation, the transmittal and posting of any notices and it shall not be necessary for any Trustee to be present in person at any foreclosure sale.

PART II - CALIFORNIA PROVISIONS

31.                                 Principles of Construction.  In the event of any inconsistencies between the terms and conditions of this Part II and the terms and conditions of this Security Instrument, the terms and conditions of this Part II shall control and be binding.

32.                                 Grant In Trust.  The words “and right of entry and possession,” are added following the words “Lender, WITH POWER OF SALE” in the fourth (4th) recital paragraph.

33.                                 Security Agreement.  Section 12 of this Security Instrument entitled “Security Agreement” is hereby deleted and the following is substituted therefor:

“This Security Instrument is both a real property deed of trust and a “security agreement” within the meaning of the Uniform Commercial Code and is being recorded as a fixture filing.  With respect to said fixture filing, (i) the debtor is Borrower, and Borrower’s name and address appear in the first paragraph of this Security Instrument, and (ii) the secured party is Lender, and Lender’s name and address appear in the first paragraph of the Security Instrument. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property.  By executing and delivering this Security Instrument, Borrower hereby grants to Lender and Trustee, as security for the Obligations (hereinafter defined), a security interest in the Personal Property, the Accounts and the Account Collateral; including the right, title and interest of Borrower in and to all “accounts”, “deposit accounts”, “chattel paper”, “equipment”, “fixtures”, “inventory”, “general intangibles” and “goods” (as such terms are defined in the Uniform Commercial Code) to the full extent that the Personal Property, the Accounts and the Account Collateral may be subject to the Uniform Commercial Code.

34.                                 Conditions To Grant.  The portion of the paragraph beginning “PROVIDED, HOWEVER” appearing in the paragraph immediately preceding the paragraph “AND Borrower represents and warrants to and covenants and agrees with Lender as follows:” in this Security Instrument is hereby deleted in its entirety and the following language is substituted therefor:

PROVIDED, HOWEVER, upon written request of Lender stating that all sums secured hereby have been paid, that Borrower has complied with each and every covenant and condition set forth herein and in the Note, and upon the surrendering of this Security Instrument and the Note to Trustee for cancellation and retention and upon payment by Borrower of Trustee’s fees, Trustee shall reconvey to Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the estate hereby granted and then held hereunder.  The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.  The grantee in any reconveyance may be described as “the person or persons legally entitled thereto”.

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35            [Section 7 of this Security Instrument entitled “Further Acts, Etc.” is hereby modified to add the following words to the end of the second sentence after the words “. . .of the security interest in the Property.”

“, including, without limitation, an indication or description of the collateral as “all personal property” or “all assets” of Borrower, in each case, whether now owned or hereafter acquired.”]

36.           Power Of Sale.  Upon the occurrence and during the continuance of an Event of Default, Lender, its successors and assigns, in addition to all other rights and remedies under this Security Instrument and the other Loan Documents, may elect to cause the Property or any part thereof to be sold as follows:

(a)           Lender may proceed as if all of the Property were real property, in accordance with subparagraph (c) below, or Lender may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Land without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with 12(a), separate and apart from the sale of real property, the remainder of the Property being treated as real property.

(b)           Lender may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period, if any, herein provided (or immediately upon the expiration of any redemption period required by law) or Lender may delay any such sale or other disposition for such period of time as Lender deems to be in its best interest. Should Lender desire that more than one such sale or other disposition be conducted, Lender may at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Lender may deem to be in its best interest.

(c)           Lender may elect to sell the Property which is real property or which Lender has elected to treat as real property, upon such election Lender or Trustee shall give such Notice of Default and Election to Sell as may then be required by law.  Thereafter, upon the expiration of such time and the giving of such Notice of Sale as  may then be required by law, Trustee, at the time and place specified in the Notice of Sale, shall sell such Property, or any portion thereof specified by Lender, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of subparagraph (h) hereof.  Trustee for good cause may, and upon request of Lender shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor.  If the Property consists of several lots or parcels, Lender may designate the order in which such lots or parcels shall be offered for sale or sold.  Any person, including Borrower, Trustee or Lender, may purchase at the sale.  Upon any sale Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

(d)           In the event of a sale or other disposition of any such property, or any part thereof, and the execution of a deed or other conveyance, pursuant thereto, the recitals therein of facts, such as a default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed of conveyance shall be conclusive against all persons as to such facts recited therein.

(c)           Lender and/or Trustee shall apply the proceeds of any sale or disposition hereunder to payment of the following:  (1)  the expenses of such sale or disposition together with Trustee's fees and reasonable attorneys' fees, and the actual cost of publishing, recording, mailing and posting notice; (2) the cost of any search and/or other evidence of title procured in connection therewith and transfer tax on any deed or conveyance; (3) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein; (4) all other sums secured hereby in accordance with Section 10(b); and (5) the remainder if any to the person or persons legally entitled thereto.

(f)            The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient discharge from all obligations to see to the proper application of the consideration therefor.

(g)           Borrower hereby expressly waives any right which it may have to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto.

(h)           Upon any sale of the Property, whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased, and, in such case, this Security Instrument, the Note and documents evidencing expenditures secured hereby shall be presented to the person conducting the sale in order that the amount of said indebtedness so used or applied may be credited thereon as having been paid.

(i)            No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.  Every power or remedy given by this instrument to Trustee or Lender, or to which either of them may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies.  If there exists additional security for the performance of the obligations secured hereby, the holder of the Note, at its sole option and without limiting or affecting any rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever other rights it may have in connection with such other security or in such order as it may determine.

(j)            Borrower hereby requests that every notice of default and every notice of sale be delivered to Borrower at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, except as otherwise required by statute. Borrower may, from time to time, change the address to which notice of default and sale hereunder shall be sent by both filing a request therefore, in the manner provided by the California Civil Code, Section 2924b, and sending a copy of such request to Lender, its successors or assigns in accordance with the provisions of Section 15 hereof.

37            Other Remedies.  Upon the occurrence and during the continuance of an Event of Default, Lender, in addition to all other rights and remedies under this Security Instrument and the other Loan Documents, may do any or all of the following:

(a)           Have a receiver appointed to enter into possession of the Property, lease the Property, collect the Rents and apply them as the appropriate court may direct.  Lender shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Borrower.  Borrower shall be deemed to have consented to the appointment of the receiver.  The collection or receipt of any of the Rents by Lender or any receiver shall not affect or cure any Event of Default.  Lender’s rights hereunder include its rights under California Code of Civil Procedure Section 564, as such Section may be amended from time to time; and/or

(b)           In accordance with California Code of Civil Procedure Section 736, as such Section may be amended from time to time, Lender may bring an action for breach of contact against Borrower for breach of any “environmental provision” (as such term is defined in such Section) made by Borrower herein or in any other Loan Document, for the recovery of damages and/or for the enforcement of the environmental provisions; and/or

(c)           In accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, Lender may waive the security of this Security Instrument as to any parcel of Real Property that is “environmentally impaired” or is an “affected parcel” (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter exercise against Borrower, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Lender’s claim against Borrower to judgment, and any other rights and remedies permitted by law.  Borrower and Lender acknowledge that pursuant to California Code of Civil Procedure Section 726.5, Lender’s rights under this paragraph are limited to instances in which Borrower or any affiliate, agent, co-tenant, partner or joint venturer of Borrower either (i) caused, contributed to, permitted or acquiesced in the release (as defined in such Section 726.5) or threatened release prior to the execution and delivery of this Security Instrument and failed to disclose such release or threatened release to Lender in writing after Lender’s written request for information concerning the environmental condition of the Property, unless Lender otherwise obtained actual knowledge of such release or threatened release prior to the execution and delivery of this Security Instrument.

38.           No Merger.  In the event that Lender should become the owner of the Property, there shall be no merger of the estate created by this Security Instrument within the fee estate in the Property.

39.           Concerning The Trustee:

(a)           Trustee accepts the trust created by this Security Instrument when this Security Instrument, duly executed and acknowledged, is made a public record as provided by law.

(b)           Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Borrower, Lender or Trustee shall be a party, unless brought by Trustee.

(c)           Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction.  Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof.  Trustee may resign at any time upon giving thirty (30) days’ notice to Borrower and to Lender.  Lender may remove Trustee at any time or from time to time and select a successor trustee.  In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor without conveyance from the predecessor Trustee.  Such instrument must contain the name of the original Borrower, Trustee and Lender hereunder, the book and page where this Security Instrument is recorded, and the name and address of the new Trustee.  Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender.  The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

(d)           Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trusts hereby created and Borrower hereby agrees to pay same.  Trustee and Lender shall be indemnified, held harmless and reimbursed by Borrower for any liability, damage or expense, including attorneys' fees and amounts paid in settlement, which they or either of them may incur or sustain in the execution of this trust or in the doing of any act which they, or either of them, are required or permitted to do by the terms hereof or by law except to the extent arising from any gross negligence or willful misconduct on the part of either of them.

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40.           Due On Sale/Encumbrance.  Borrower expressly agrees that upon a violation of Article 4 of this Security Instrument by Borrower and acceleration of the principal balance of the Note because of such violation, Borrower will pay all sums required to be paid in connection with a prepayment, herein imposed on prepayment after an Event of Default and acceleration of the principal balance.  BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THE NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY LENDER OR ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE LOAN AGREEMENT OR THIS SECURITY INSTRUMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY ALL AMOUNTS REQUIRED TO BE PAID IN CONNECTION WITH A PREPAYMENT IF ANY, AS DESCRIBED IN THE NOTE.  BY EXECUTING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT LENDER’S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE AND THE LOAN AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

BEHRINGER HARVARD SANTA CLARA LP, a Delaware limited partnership

By:	BEHRINGER HARVARD SANTA CLARA GP, LLC, a Delaware limited liability company

By:
Name:
Title:

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IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

BEHRINGER HARVARD SANTA CLARA LP, a Delaware limited partnership

By:	BEHRINGER HARVARD SANTA CLARA GP, LLC, a Delaware limited liability company

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF	)
) ss.
COUNTY OF	)

On                            , 2007, before me, the undersigned, a Notary Public, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that s/he/they executed the same in her/his/their authorized capacity(ies), and that by her/his/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT A

(Legal Description)